Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated May 5, 2022

to the currently effective Statutory Prospectuses (the “Prospectuses”), dated January 31, 2022, as may be supplemented from time to time, for Guggenheim Diversified Income Fund, Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, and Guggenheim World Equity Income Fund (each, a “Fund”)

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Shareholders purchasing Fund shares through an E*TRADE Securities LLC (“E*TRADE”) brokerage account are eligible for the sales charge waivers and discounts described below, which may differ from those disclosed elsewhere in the Funds’ Prospectuses and Statement of Additional Information. Therefore, effective immediately, the disclosure below describing the sales charge waivers and discounts available through E*TRADE is added to Appendix A (“Intermediary-Specific Sales Charge Waivers and Discounts”):

E*TRADE Securities LLC (“E*Trade”)

E*TRADE Front-End Sales Charge Waiver

Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.

Please Retain This Supplement for Future Reference

DIF-PRO-SUP